                                                                  EXHIBIT 10.1

Hello Direct, Inc.
5884 Eden Park Place
San Jose, CA 95138
PROPOSAL FOR                    CATALOG                        November 19, 1996

DESCRIPTION

     This proposal covers the production of your Catalog Program commencing with your 1997 Spring Catalog and continuing through completion of all work on your 2000 Spring Catalog. Thereafter, this agreement shall continue from year to year unless written notice of termination is given by one party to the other prior to October 1 of any year, such termination to become effective upon completion of the Spring Catalog of the following year.

     Subject to the provisions set forth herein, you engage us, and we shall be obligated and entitled to do or arrange for all preliminary work, cylinder making and/or plate making, printing, binding, loading and mailing required for the production of the catalogs. We agree to perform the work as provided herein and to furnish all necessary materials and supplies therefor except such as you, pursuant to the terms hereof, agree to furnish.

          Should you decide to publish any additional events during the term of this agreement, we shall have the right to produce such additional work provided that our prices are competitive at the time such work becomes available, subject to the availability of materials and productive capacity.

TRIM SIZE

          8" x 10-1/2"

QUANTITY, TRIM SIZE, AND NUMBER OF PAGES

                          BODY          COVER
            TITLE         PAGES         PAGES           QUANTITY

971 Cycle  Full Line      [
           Prospect

972 Cycle  Full Line
           Prospect
                                        *
973 Cycle  Full Line
           Prospect

974 Cycle  Full Line
           Prospect                                             ]

-----------------------
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                      Page 2
Catalog Program                                              November 19, 1996


SPECIFICATIONS AND PRODUCTION SCHEDULE

     All work to be performed hereunder shall be in accordance with the specifications set forth herein, and completed in accordance with a production schedule which shall be submitted for your approval.

     If at any time you desire to make changes in the specifications (including pages and count) set forth herein or in the production schedule, we will cooperate with you in putting such changes into effect within a reasonable period of time, provided such changes do not have a materially adverse effect on our operations. In the event any such change results in an increase or decrease in the cost of performing the work, the prices for the work shall be adjusted to fairly reflect such increase or decrease. In addition, should such change result in our inability to use any materials on hand or ordered for you in the production of your work, you will pay us reasonable costs associated with such materials and their disposition.

OVERTIME

     If overtime is required to meet your delivery or quantity requirements, or if you should change the delivery date, quantity requirements, or any other specification that necessitates overtime after a production schedule is agreed upon, we will use our best efforts to make any necessary overtime available and will charge for such overtime at our then current rates. If overtime is worked due to our internal scheduling problems arising after a production schedule is agreed upon, and not caused by your failure to comply with the production schedule, overtime charges will not be made. No chargeable overtime will be worked without your prior approval, and in the absence of such approval, delivery of the work will be made as promptly as practicable consistent with our then available capacity.


     To assist us in providing for your requirements, you shall submit a forecast by July 1 of each year showing your total requirements for the subsequent calendar year for work hereunder, during the term of this Agreement, including the count, number of pages, colors, copies to be bound and delivery dates for each issue. We shall, within 30 days of receipt of such forecasts, develop manufacturing schedules for the production of the work based on the forecasts you furnish. You shall notify us as promptly as practicable of any significant change in the forecasted requirements. We will make every effort to schedule and produce all the work described in each forecast; however, our obligation to produce the work requested shall be limited to the volume we produced in the previous calendar year period in like page size, configuration, quantity and timing. Any increases in requirements will be subject to our ability to obtain materials and schedule the increased work.

PRELIMINARY OPERATIONS

     HELLO DIRECT will provide to the Elgin Center color transparencies or digitally-supplied images for all continuous tone illustrations and Native Quark Express files for page geometry, black and color type, and all lineart illustrations (EPS files), rules, etc.

     The Elgin Center will produce electronic catalog pages with images derived from a color image database to be created and maintained by the Elgin Center according to methods and prices detailed below. Elgin will provide a (one) digital contract scatter Kodak Approval proof of all images to be digitized in high resolution. Elgin will also provide one non-contract Canon page Proof
(Iris) with all previously approved continuous tone color images cropped and in position along with all Quark type and lineart elements in place. Elgin will provide revisions to color proofs and alterations to Quark files as directed by HELLO DIRECT additional charges.

PRELIMINARY OPERATIONS(Continued)

Hello Direct, Inc.                                                      Page 3
Catalog Program                                              November 19, 1996


     Following final approval of all pages, the Elgin Center will prepare production press guidance proofs and send digital page files to the printing plant for cylinder engraving. Any and all late changes/corrections will be made by the Elgin Center and transmitted to the printing plant as complete revised pages with related press guidance proofs.

     Transparencies will be sent to Elgin with exact or approximate sizing two weeks prior to the receipt of Quark files to permit separation, approval and database inclusion. Elgin will maintain and update the image database according to normally accepted data process industry standards. A low resolution TIFF file of all stored images will be maintained by Elgin and will be available to HELLO DIRECT. Detailed schedules will be determined prior to acceptance of order.

     We will store final reproduction medium (film or electronic data file) made by us and used in the production of your work until the completion of the initial binding run, (or the sale date if a press-delivered product) after which film will be destroyed and data files erased unless otherwise agreed to and at prices to be separately quoted.

     Plates and cylinders will not be held after completion of printing unless confirmed by letter from us. Storage of copy and/or film furnished by you beyond completion of the work will be additional.

     All furnished material will be returned immediately after completion of production of the event for which such material was used. All packing and handling of such material will be billed as an extra charge. Such material will be returned f.o.b. our plant of manufacture.

OWNERSHIP OF FILM, COPY, PLATES, CYLINDERS, ETC.

     Copy, electronic data files, and any film furnished by you will be used solely for your work and will remain your property. Film, prints, reproduction mediums, plates and cylinders made by us will be used solely for your work but will remain our property.

PRESSWORK

     Your cover pages will be carefully made ready and printed by the web offset process in our standard four-color process inks. Your body pages will be carefully made ready and printed by the gravure process in our standard four-color process inks.

PAPER

     We shall supply the following paper(s) or equivalent(s):

          Basis 25 x 38 - # Electra Cal 65 which is included in our price at
                          $[***]/cwt.
          Basis 25 x 38 - # Coated Grade #5 which is included in our price at
                          $[***]/cwt.

     We shall notify you of the cost of paper for an event seven (7) days prior to the last date of change for the paper order for that event.

     If before completion of the work hereunder the cost of performance is increased or decreased as the result of changes in the cost of paper, the prices stated herein will be adjusted to fairly reflect any such increase or decrease.

-----------------------
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                      Page 4
Catalog Program                                              November 19, 1996


PAPER(Continued)

     Normal delivery of paper is 30 days prior to the "to press date" in the production schedule. If, in order to insure an adequate supply of paper for the production of the work, our paper suppliers require earlier than normal delivery of paper and you consent to such early delivery, an additional [**] percent ([**]%) of the paper price will be charged for each month or fraction thereof the paper is delivered early. We will make an additional charge reflecting additional storage costs at our plant or other location(s) and additional shipping and handling costs associated with such early delivery.


BINDING

     We will gather press delivered signatures, along with your furnished inserts, saddlewire stitch and trim flush three sides for delivery upon completion f.o.b. our plant of manufacture.

     We will mail bound copies with an address label pasted in the position you request subject to (1) the limitations of the mailing machines to be used for this work and (2) the mailing specifications of our plant performing the mail operation.

     All address labels and mail sack labels or magnetic tapes for preparation of mail sack labels as required by our binding plant shall be furnished by you in compliance with current Donnelley Label Specifications and Graphic Communications Association Specifications.

     Our price is based on mailing from lists of labels or more. Additional charges will be applied for lists of less than these minimums and/or the use of peel off labels.

     We will address your catalog (and order blank), using our SELECTRONIC(R) addressing service (with one address up to six lines) to our specifications which we will submit, bag copies and mail.

     You are to furnish ink-jet formatted magnetic tapes that are compatible with our equipment, in PASS sequence and in accordance with specifications we will furnish. Any reformatting, coding, combining of lists or other required work necessary for our use of your furnished tapes, will be charged additional after your agreement has been obtained for such work. Any double stroking (two hits of ink) to create bold face type will be additional.

     The mailing prices set forth herein are based upon postal regulations and procedures in effect as of the date hereof which require mandatory Zip-code sortation. If postal regulations or procedures change so as to affect our cost for mailing the catalogs, the prices herein shall be revised to fairly reflect any increase or decrease in such costs. The cost of postage and permits will be paid by you and you shall be responsible, if necessary, for establishing an account at the U.S. Post Office with sufficient funds to cover mailing.

     Nothing contained herein shall require us to do anything in violation of United States Postal laws, regulations or procedures.

     Any other required labels shall be furnished by you to our specifications.

     All copies are for delivery upon completion f.o.b. our plant of manufacture.

-----------------------
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                      Page 5
Catalog Program                                              November 19, 1996


FREIGHT

     Unless you request otherwise, we will arrange for shipment of your finished materials from our plant of manufacture. In such event, you shall pay all distribution charges, and we shall be entitled to retain any brokerage commissions or other service charges earned by us or our wholly-owned subsidiaries.

TERMS OF PAYMENT

     Net cash [**] days from date of invoice. We shall have the right to change terms of payment should there be a substantial adverse change in your credit standing or in the event you do not comply with the terms of these provisions and our obligation to perform future work will be subject to reaching mutual agreement on revised terms.

     If you delay completion of manufacture beyond the period contemplated by the production schedule or if partial shipment is made prior to the completion of the entire quantity, interim billing may be made.

INTEREST AND COLLECTION COSTS

     Our obligation to perform work hereunder is subject to prompt payment of all invoices pursuant to the terms of this and other agreements we may have with you. Should any invoice issued hereunder become past due, you agree to pay interest at the rate of [****] percent ([**]%) per month, or the lawful limit if less, on all amounts past due. Progress billing of interest due or failure to bill for interest due shall not constitute a waiver of our right to charge interest on all amounts past due to the date payment is received.

     If you fail to pay our invoice in accord with these terms, you agree to pay all costs of collection, including but not limited to, reasonable attorneys' fees.

DISPUTES

     Should any portion of an invoice become disputed, you agree to pay the undisputed portion according to its terms and you will notify us promptly of the dispute. Both parties agree to use their best efforts to resolve the disputed portion of such invoice within thirty (30) days of learning of the dispute.

CREDIT REVIEW

     The above provisions may be reviewed by us and should there be a substantial adverse change in your credit standing or in the event that you do not comply with terms of these provisions, we will have the right to change terms of payment, and our obligation to perform further work will be subject to reaching mutual agreement on revised terms.

SUBMISSION OF COPY

     Submission of copy or film for commencement of production hereunder shall constitute acceptance by you of the prices and other terms and conditions contained herein.

-----------------------
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                      Page 6
Catalog Program                                              November 19, 1996



LIEN ON PROPERTY

     As security for payments of any sum due or to become due us under the terms of this Agreement, we shall have the right, if necessary, to retain possession of, and shall have a lien on all property owned by you and in our possession, and all work in process and undelivered work.


BANKRUPTCY

     If either party shall be adjudicated a bankrupt, institute voluntary proceedings for bankruptcy or reorganization, make an assignment for the benefit of its creditors, apply for or consent to the appointment of a receiver for it or its property, or admit in writing its inability to pay its debts as they become due, the other party may terminate this Agreement by written notice. Any such termination shall not relieve either party from any accrued obligations hereunder.


OVERRUNS AND UNDERRUNS

     Variations in quantity of two (2%) percent more or less than quantities ordered will constitute acceptable delivery, and the price will be adjusted at the over/under delivery per thousand copy price. If the work involves more than one version, the over/under percent for each version shall depend upon ordered quantity of that version, as separately quoted.


PRICE ADJUSTMENTS

     The direct material prices stated in this Agreement are based upon the costs of materials (except pool paper) as of the date hereof, and will be adjusted based upon actual changes in these costs. Should any change become effective after part of the work has been performed, such adjustments shall apply only to that work produced after such change. Should any volume or trade discounts be earned on materials, they shall be retained by Donnelley.

     The manufacturing prices stated in this Agreement shall be adjusted on September 1 of each year during the term ("the date of adjustment") as follows: In August of each year during the term of this Agreement, Donnelley will calculate the percentage of change in the Consumers Price Index ("the
CPI") from the fifteenth month preceding the date of adjustment to the third month preceding the date of adjustment. Should this calculation show that there has been an increase in the CPI, then effective on the date of adjustment, all of the manufacturing prices shall be increased by [****] percent ([**%]) of the percentage of increase in the CPI. Should this calculation show that there has been no change in the CPI, or that the CPI has decreased, then no change shall be made in the manufacturing prices for the next twelve months. In such event, at the next date of adjustment at which the foregoing calculation indicates an increase in the CPI, the percentage of change in the CPI for the purpose of determining the price adjustment hereunder, if any, will be calculated from the CPI upon which the last adjustment of manufacturing prices was based. For purposes of this paragraph, the CPI means the Consumers Price Index (1982(C)84=100), All Urban Wage Earners and Clerical Workers, U.S. City Average, published monthly by the Bureau of Labor
Statistics, U.S. Department of Labor. If the CPI as defined is revised, discontinued, or replaced, the calculation described herein shall be made using the price index with which the Bureau of Labor Statistics replaces it.

-----------------------
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                      Page 7
Catalog Program                                              November 19, 1996


     Any sales, retailers occupation, service occupation, value added or use tax imposed on account of this transaction will be added as an extra charge.


GOVERNMENTAL, SAFETY OR ENERGY CHANGES

     During the term of this Agreement it may become necessary to make changes in the methods of production or in the equipment used to produce the work herein in order to: (i) comply with laws or regulations of any governmental authority, (ii) provide for safe operation, or (iii) provide substitute energy sources during an energy or utility shortage. In addition, a governmental authority may impose a monetary charge on the operation of such equipment in connection with an environmental or energy law or regulation, or a utility company may drastically increase its rates due to such shortages. Should, after the date of this Agreement, any such change become necessary and/or such charge be imposed, the current prices herein shall be adjusted to fairly reflect any resulting cost.


MATERIALS AND PURCHASED SERVICES

     Unless otherwise provided, we will supply the materials (paper, ink, binding materials, etc.) or purchased services specified herein or their equivalents. It is understood and agreed that should we be unable to obtain such materials or services or their equivalents in necessary quantities, the parties shall select mutually agreeable substitute materials or services. Should the use of such substitute materials or services increase or decrease the cost of performing the work, the prices will be adjusted to fairly reflect any such increase or decrease in cost. The unavailability of materials or services will not be considered a breach of this Agreement. Should any volume or trade discounts be earned on materials or services, they will be retained by us. All scrap and by-products will become our property.


STORAGE

     Unless otherwise specified, the prices in this Agreement contain no storage of paper, other materials, work in process or finished goods beyond the production schedule span. If you delay completion of the work or postpone delivery of finished goods beyond the date specified in the production schedule, or if your furnished materials arrive prior to the dates specified in the production schedule, storage will be charged at the prevailing rates for each month up to twelve months the finished goods, work in process or furnished materials remain in our possession. Such rate will be doubled for each month after the first twelve months of storage. If, following the eighteenth month of storage we receive no direction from you as to the disposition of the stored items, such items will be destroyed.


EDITING OF COPY

     The price quoted does not, unless otherwise stated, include the editing of copy.


GUARANTEE AND LIMITATION OF LIABILITY

     We will perform the work in a good and workmanlike manner and in accordance with the specifications and production schedule. In the event the work is defective or delayed due to our fault (including negligence), we shall not be liable for special or consequential damages, including, but not limited to, lost profits or business.

Hello Direct, Inc.                                                      Page 8
Catalog Program                                              November 19, 1996


WORK STOPPAGES

     We shall not be liable for delays or non-performance of this Agreement occasioned by strikes, fires, accidents, or by causes beyond our control including, but not limited to, the unavailability of materials, purchased services, utilities or fuel. In the event of a stoppage or delay resulting from any such cause, we shall perform such parts of the work as we are capable of performing, and in the event you place any other part of the work elsewhere, we shall be entitled to resume the same as promptly as practicable.

CHANGE IN MEDIUM

     In the event that you change the medium used for your products, we shall be entitled, but not obligated, to produce the work for you in the new medium during the remaining term of this Agreement provided that our prices are competitive with the market for the new medium at the time you make such change.


DISCONTINUANCE OF PUBLICATION

     Should you decide to discontinue the publication of the program in any medium without publishing a successor, whether titled the same or not, you shall use your best efforts to give us 90 days advance written notice of such decision. Without limiting the foregoing, you shall be obligated to pay for work done or in process. In addition, you shall reimburse us for costs which we cannot avoid through reasonable effort.


SALE OF PUBLICATION

     If you shall propose to sell the catalogs or any successors, whether titled the same or not, you shall give us written notice not less than 90 days prior to any contemplated sale, stating the name of the prospective purchaser and the proposed date of sale. Thereafter and whether or not we shall consent to an assignment as hereinafter provided, you shall keep us fully advised of the progress of any such proposed sale and we shall keep such information confidential. Within 60 days after receipt of such notice, we shall advise you in writing as to whether we will consent to an assignment of your rights and obligations under this Agreement to the prospective purchaser. If we shall consent, you shall require the purchaser concurrently with the consummation of such sale, to assume all your obligations under this Agreement by an instrument in writing satisfactory to us.

     If we shall not consent to the assignment by you to such prospective purchaser, this Agreement shall terminate upon the first to occur of the following events: (i) the consummation of such sale, or (ii) the expiration of 180 days after we advise you that we will not consent to the proposed assignment, unless within such 180 days period you notify us that you do not propose to consummate such sale.


ASSIGNMENT

     Neither party to this Agreement shall assign any right or rights hereunder without the prior written consent of the other party, except that we may assign payments due us to our wholly-owned subsidiaries without consent. Subject to this consent, this Agreement shall inure to the benefit of and shall bind the successors and assigns of the parties hereto.

Hello Direct, Inc.                                                      Page 9
Catalog Program                                              November 19, 1996



INSURANCE

     We will carry at our expense fire, sprinkler leakage, and extended coverage insurance, subject to the usual exclusions, limitations, and conditions of such policies, on the actual cash value of all our materials, work in process, and all production completed and not shipped, and on the actual cash value of all positives, copy, artwork, paper and other materials furnished by you, while in our care, custody and control. If your property is damaged as a result of an insured peril under the applicable insurance policy, then, at our option, we will either replace your damaged property or reimburse you for the actual cash value of the damaged property. If we elect to reimburse you for the damaged property's actual cash value, the amount payable to you shall be limited to the proceeds of such policy plus any related deductible, if any, applied to the claim for damage to your property. For positives and other media our insurance coverage and our liability shall be limited to the cost of blank film or other media and the cost of duplication from an original or other copy.


RESPONSIBILITY FOR SUBJECT MATTER

     In furnishing us matter to reproduce or to have incorporated in the completed product, you represent and warrant that none of such matter (either as furnished to us by you or as altered by us at your direction) infringes any copyright, is libelous, or otherwise violates the rights of or will cause damage or injury to other persons, and you agree to indemnify and save us harmless from all losses, damages and expenses, including attorneys' fees, which we may suffer as the result of any claim of such violation, damage or injury.


PASSING OF TITLE

     Title and possession shall pass to you upon delivery or upon the date of final invoicing, whichever is earlier, f.o.b. our final plant of manufacture.


GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Illinois.


EXHIBITS

     This Agreement includes the following Exhibit(s) which are attached hereto and made a part hereof:

        EXHIBIT A - PRICE SCHEDULE

Hello Direct, Inc.                                                     Page 10
Catalog Program                                              November 19, 1996



If this proposal meets with your approval, kindly sign below. This proposal shall remain in effect for a period of thirty days from the date hereof and is subject to the availability of equipment at the time the approved proposal is submitted to us for confirmation. Following your approval and upon confirmation by an officer of R. R. Donnelley & Sons Company, the approved proposal will then constitute a contract between us.


                                Respectfully submitted,

                                R. R. DONNELLEY & SONS COMPANY


                                By:         /s/ Gary Kohl
                                   -----------------------------------
                                        Sales Representative


Approved:

HELLO DIRECT, INC.


By:         /s/ Denny Waldera
   ---------------------------------------
   Authorized officer, partner, owner, etc.

Date:  November 21, 1996

Hello Direct, Inc.                                                     Page A-1
Catalog Program                                               November 19, 1996

ASSUMPTIONS:
-------------
 Base quantity:   [****] copies, 4-color throughout
 Trim Size:       8" x 10-1/2"
 Cover stock:     Coated Grade 5 (Printed offset) @ $[***]/cwt.
 Body Stock:      Electra Cal or equivalent (Printed Rotogravure) @ $[***]/cwt.

INSTRUCTIONS:
-------------
   For each of the page counts listed below, please indicate:
   1)  Number and size of forms (i.e.: 64 pg 1-on; 56 + 16; 84 pg 1-on;etc.)
   2) Base manufacturing cost including plates or cylinders, make-ready and bindery. Do not include paper and ink.
   3)  Base paper cost
   4)  Base ink cost
   5)  Total base cost at [****] copies
   6)  $/M Manufacturing cost including bindery.  Do not include paper and ink.
   7)  $/M paper cost
   8)  $/M ink cost
   9)  Total $/M cost

-------------------------------------------------------------------------------------------------------------------------
PAGE COUNT     4 PG        8 PG       56 PG       60 PG       64 PG       68 PG        72 PG       76 PG       80 PG
FORM TYPE      COVER       COVER      BODY        BODY        BODY        BODY         BODY        BODY        BODY
-------------------------------------------------------------------------------------------------------------------------
1) FORMS:      4pg 4-on    8 pg 4-on  56 pg 1-on  48 pg 1-on  64 pg 1-on  56 pg 1-on   72 pg 1-on  64 pg 1-on  64 pg 1-on
                                                  12 pg 4-on              12 pg 4-on               12 pg 4-on  16 pg 4-on
-------------------------------------------------------------------------------------------------------------------------
2) BASE MFG:    [
---------------
3) BASE PAPER:
---------------
4) BASE INK:
---------------
5) TOTAL BASE:
---------------

---------------
6) $/M MFG:                                            ***
---------------
7) $/M PAPER:
---------------
8) $/M INK:
---------------
9) TOTAL $/M:
---------------

---------------
PAPER LBS.
---------------
LBS./M                                                                                                                 ]
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
PAGE COUNT       84 PG       88 PG       96 PG       100 PG
FORM TYPE        BODY        BODY        BODY        BODY
---------------------------------------------------------------
1) FORMS:        84 pg 1-on  72 pg 1-on  72 pg 1-on  84 pg 1-on
                             16 pg 4-on  24 pg 3-on  16 pg 4-on
---------------------------------------------------------------
2) BASE MFG:     [
---------------
3) BASE PAPER:
---------------
4) BASE INK:
---------------
5) TOTAL BASE:
---------------

---------------
6) $/M MFG:
---------------                   ***
7) $/M PAPER:
---------------
8) $/M INK:
---------------
9) TOTAL $/M:
---------------

---------------
PAPER LBS.
---------------
LBS./M                                                        ]
---------------------------------------------------------------

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                     Page A-2
Catalog Program                                               November 19, 1996

ASSUMPTIONS:
------------
 Base quantity:    [****]copies, 4-color throughout
 Trim Size:        8" x 10-1/2"
 Cover stock:      Coated Grade 5 (Printed offset) @ $[***]/cwt.
 Body Stock:       Electra Cal or equivalent (Printed Rotogravure) @ $[***]/cwt.

INSTRUCTIONS:
-------------
   For each of the page counts listed below, please indicate:
   1)  Number and size of forms (i.e.: 64 pg 1-on; 56 + 16; 84 pg 1-on;etc.)
   2) Base manufacturing cost including plates or cylinders, make-ready and bindery. Do not include paper and ink.
   3)  Base paper cost
   4)  Base ink cost
   5)  Total base cost at [****] copies
   6)  $/M Manufacturing cost including bindery.  Do not include paper and ink.
   7)  $/M paper cost
   8)  $/M ink cost
   9)  Total $/M cost

----------------------------------------------------------------------------------------------------------------------------------
PAGE COUNT        104 PG      112 PG      116 PG       120 PG       124 PG       128 PG      132 PG       136 PG      140 PG
FORM TYPE         BODY        BODY        BODY         BODY         BODY         BODY        BODY         BODY        BODY
----------------------------------------------------------------------------------------------------------------------------------
1) FORMS:         72 pg 1-on  72 pg 1-on  108 pg 1-on  108 pg 1-on  108 pg 1-on  72 pg 1-on  108 pg 1-on  72 pg 1-on  108 pg 1-on
                  32 pg 2-on  40 pg 2-on    8 pg 4-on   12 pg 4-on   16 pg 4-on  56 pg 1-on   24 pg 4-on  64 pg 1-on   32 pg 3-on
----------------------------------------------------------------------------------------------------------------------------------
2) BASE MFG:      [
---------------
3) BASE PAPER:
---------------
4) BASE INK:
---------------
5) TOTAL BASE:
---------------

---------------
6) $/M MFG:                                                                  ***
---------------
7) $/M PAPER:
---------------
8) $/M INK:
---------------
9) TOTAL $/M:
---------------

---------------
PAPER LBS.
---------------
LBS./M                                                                                                                           ]
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
PAGE COUNT        144 PG      148 PG       152 PG
FORM TYPE         BODY        BODY         BODY
-----------------------------------------------------
1) FORMS:         72 pg 1-on  108 pg 1-on  96 pg 1-on
                  72 pg 1-on   40 pg 1-on  56 pg 1-on
-----------------------------------------------------
2) BASE MFG:      [
---------------
3) BASE PAPER:
---------------
4) BASE INK:
---------------
5) TOTAL BASE:
---------------

---------------
6) $/M MFG:                     ***
---------------
7) $/M PAPER:
---------------
8) $/M INK:
---------------
9) TOTAL $/M:
---------------

---------------
PAPER LBS.
---------------
LBS./M                                             ]
-----------------------------------------------------

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                     Page A-3
Catalog Program                                               November 19, 1996

ASSUMPTIONS:
------------
 Base quantity:   [****] copies, 4-color throughout
 Trim Size:       8" x 10-1/2"
 Cover stock:     Coated Grade 5 (Printed offset) @ $[***]/cwt.
 Body Stock:      Electra Cal or equivalent (Printed Rotogravure) @ $[***]/cwt.

INSTRUCTIONS:
-------------
   For each of the page counts listed below, please indicate:
   1)  Number and size of forms (i.e.: 64 pg 1-on; 56 + 16; 84 pg 1-on;etc.)
   2) Base manufacturing cost including plates or cylinders, make-ready and bindery. Do not include paper and ink.
   3)  Base paper cost
   4)  Base ink cost
   5)  Total base cost at [****] copies
   6)  $/M Manufacturing cost including bindery.  Do not include paper and ink.
   7)  $/M paper cost
   8)  $/M ink cost
   9)  Total $/M cost

 ----------------------------------------------------------------------------------------------------------------------
PAGE COUNT          156 PG        160 PG      164 PG       168 PG      172 PG       176 PG      180 PG       184 PG
FORM TYPE           BODY          BODY        BODY         BODY        BODY         BODY        BODY         BODY
-----------------------------------------------------------------------------------------------------------------------
1) FORMS:           108 pg 1-on   96 pg 1-on  72 pg 1-on   96 pg 1-on  108 pg 1-on  72 pg 1-on  108 pg 1-on  96 pg 1-on
                     48 pg 2-on   64 pg 1-on  72 pg 1-on   72 pg 1-on   64 pg 1-on  72 pg 1-on   72 pg 1-on  72 pg 1-on
                                              20 pg 2-on                            32 pg 2-on               16 pg 4-on
-----------------------------------------------------------------------------------------------------------------------
2) BASE MFG:        [
---------------
3) BASE PAPER:
---------------
4) BASE INK:
---------------
5) TOTAL BASE:
---------------

---------------
6) $/M MFG:                                                         ***
---------------
7) $/M PAPER:
---------------
8) $/M INK:
---------------
9) TOTAL $/M:
---------------

---------------
PAPER LBS.
---------------
LBS./M                                                                                                               ]
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
PAGE COUNT           188 PG        192 PG      196 PG       200 PG
FORM TYPE            BODY          BODY        BODY         BODY
----------------------------------------------------------------------
1) FORMS:            108 pg 1-on   96 pg 1-on  108 pg 1-on  72 pg 1-on
                      72 pg 1-on   96 pg 1-on   72 pg 1-on  72 pg 1-on
                       8 pg 4-on                16 pg 4-on  56 pg 1-on
----------------------------------------------------------------------
2) BASE MFG:       [
---------------
3) BASE PAPER:
---------------
4) BASE INK:
---------------
5) TOTAL BASE:
---------------

---------------
6) $/M MFG:
---------------
7) $/M PAPER:                         ***
---------------
8) $/M INK:
---------------
9) TOTAL $/M:
---------------

---------------
PAPER LBS.
---------------
LBS./M                                                              ]
----------------------------------------------------------------------

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                     Page A-4
Catalog Program                                               November 19, 1996

ASSUMPTIONS:
------------
 Base quantity:      [****]copies, 4-color throughout
 Trim Size:          8" x 10-1/2"
 Cover stock:        Coated grade five @ $[***]/cwt.
 Body Stock:         Coated grade five @ $[***]/cwt.

-----------------------------------------------------------------------------------------------------------------------------------

PAGE COUNT          4 PG COVER     8 PG COVER    4 PG BODY      8 PG BODY     16 PG BODY    32 PG BODY    64 PG BODY    68 PG BODY
------------------------------------------------------------------------------------------------------------------------------------

1) BASE MFG:        [
---------------
2) BASE PAPER:
---------------
3) BASE INK:
---------------
4) TOTAL BASE:
---------------

---------------
5) $/M MFG:
---------------
6) $/M PAPER:                                                         ***
---------------
7) $/M INK:
---------------
8) TOTAL $/M:
---------------

---------------
PAPER LBS.
---------------
LBS./M                                                                                                                            ]
------------------------------------------------------------------------------------------------------------------------------------


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                     Page A-5
Catalog Program                                               November 19, 1996

                             MISCELLANEOUS SERVICES

Preliminary:
------------
     Conventional Scan, each                                                         [***]
     Shadow, each                                                                    [***]
     Silo, each                                                                      [***]
     Digital Image, each                                                             [***]

     System Time, per hour                                                           [***]
     Computer Time, per hour                                                         [***]

     Kodak Approval, per page                                                        [***]
     Type Correction, per page, per occurrence                                       [***]

Rotogravure Printing:
---------------------
    Cost of Black cylinder change (per side, single form) for price testing, etc.    [***] (includes paper and cost of cylinder)
    Cost of 4-color cylinder change (per side, single form) for catalog versioning   [***]

Offset Printing:
----------------
    Cost of black plate change (single form) for price testing, etc.                 [***]
    Cost of 4-color plate change (single form) for catalog versioning                [***]

Bindery:
--------
    Cost of bindery makeready for each scheduled mail drop                           [***] (one bindery makeready charged for all
                                                                                            bindings if tapes available)
    Bindery cost ($/M) including 2 blow-in cards                                     [***] (Blow-ins only @ $[***]/each less
                                                                                            bindery per M included in mfg.)
    Makeready for Blow-in cards                                                      [***]
    Selectronic gathering makeready ($/pocket)                                       [***] (includes up to 5 boxes;
                                                                                            over 5 boxes = $[***]/box)
    Selectronic gathering run charges ($/M per standard box)                         [***] (plus $[***]/M run per box)
    Selective Dot whacking (sticker application) ($/M)                               [***]
    Ink jet messaging set-up fee (back cover)                                        [***]
    Ink Jet messaging  run fee ($/M)                                                 [***]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Hello Direct, Inc.                                                     Page A-6
Catalog Program                                               November 19, 1996

Miscellaneous Services (Continued)

Mailing:
--------
    Ink jet makeready (includes pre-processing of magnetic tape)     [***]
    Ink jet addressing, including bar coding (back cover only) $/M   [***] (Bar code only)
    Mailing costs ($/M):                                             [***]

    Drop shipment freight to regional USPS offices (average $/cwt)   [***]

Bulk Shipments:
---------------
    Cost per carton:                                                 [***]
    Cost per carton packing ($/M)                                    [***] (included in cost of carton)
    Skid (cartons placed on skids)                                   [***]

Storage Fees:
-------------
    Blow-in cards                                                    [***]
    Unbound signatures held for future mailings                      [***]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.